Filed pursuant to Rule 497(e)

File Nos.  33-16439 and 811-05159

RS INVESTMENT TRUST

Supplement to Prospectus Dated May 1, 2006

RS Investments.  Guardian Investor Services LLC, a wholly owned subsidiary of The Guardian Life Insurance Company of America (“Guardian”), has agreed to acquire approximately 65% of the ownership interest in RS Investments.  RS Investments does not anticipate that Guardian’s acquisition of that interest in RS Investments will result in any change in the personnel engaged in the management of any of the Funds or in the investment objective or policies of any of the Funds.  RS Investments’ continued service as the investment adviser to the RS Funds after the acquisition is subject to the approval by the Funds’ Board of Trustees and the shareholders of the Funds.

Portfolio Managers.  Information regarding the portfolio managers of RS Internet Age Fund® and The Information Age Fund®, set forth on pages 38 and 39 of the Prospectus, is hereby revised as follows: Stephen J. Bishop and Allison K. Thacker are the co-portfolio managers of RS Internet Age Fund® and The Information Age Fund®.

May 17, 2006